CONTRACT FOR SALE

    This Contract is made and entered into this 22nd day of February, 1996, by and between MAPCO Natural Gas Liquids Inc., a Delaware corporation (hereinafter referred to as "Seller") and Penn Octane Corporation, a Delaware corporation (hereinafter referred to as "Buyer").

    1. Sale. Seller agrees to sell and Buyer agrees to purchase the following described trailers ("Trailer"), to-wit:

Trailers:

   Unit No.             Model          Serial No.

1.  00031               1967 Lubbock          56692
2.  00033               1967 Lubbock          56709
3.  00034               1972 Lubbock          58050
4.  00035               1981 Evans            60900
5.  00036               1982 Evans              61060
6.  00037               1982 Evans              61064
7.  00038               1974 Lubbock          58592
8.  00039               1974 Lubbock          58637
9.  00040               1974 Lubbock          58636
10  00041               1972 Trinity          382716
11. 00042               1985 Enderby          445063
12. 00044               1969 Miss           67568
13. 00045               1972 Lubbock          58056
14. 00046               1972 Lubbock          58055

2. Purchase Price. The purchase price for the Trailers is two hundred ninety-five thousand dollars ($295,000.00). Buyer will have two weeks from the date of execution of this Contract to obtain approval of this transaction from its Board of Directors. Buyer will immediately notify Seller of such approval, and payment will be made by wire transfer three business days thereafter. Upon confirmation by Seller of receipt of Buyer's wired funds, Seller will deliver to Buyer by Federal Express an executed Bill of Sale and executed titles for the Trailers.

3. Condition of Property. The Trailers are being sold in their present condition and location, as is, where is, with all faults, and seller expressly disclaims and negates (i) any implied or express

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 warranty of merchantability, and (ii) any
 implied or express warranty of fitness for particular purpose. Buyer shall not be entitled to recover from the Seller any consequential damages, damages to property, damages for loss of use, loss of time, loss of profits, or income, or any other incidental damages. By acceptance hereof, Buyer agrees that to the extent required to be operative, the disclaimers of warranties contained herein are "conspicuous" disclaimers for purposes of any applicable law, rule or order.

4. Possession. All risk of loss or damage to the Trailers shall be upon Buyers after delivery of the Bill of Sale.
 Buyer will have thirty days thereafter to take possession of the Trailers.

5. Brokerage Commission. Each party warrants to the other that they have no knowledge of any person, firm or entity, entitled to a fee or commission by reason of the sale of the Trailers and further each party agrees to hold the other harmless for any and all damages, loss, liability, cost or expense, arising out of the breach of this warranty by such party.

6. Modification and Binding Effect. This contract of sale contains the entire agreement between the parties hereto relative to the purchase and sale of the Trailers. No variations, modifications or changes herein or hereof shall be binding upon any of the parties hereto unless set forth in a written document duly executed by and on behalf of such parties. This agreement shall insure to the benefit of and be binding upon the undersigned parties and their respective heirs, legal representatives, successors and assigns.

EXECUTED this 22nd day of February, 1996.


                             SELLER:

                             MAPCO NATURAL GAS LIQUIDS INC.,
                             a Delaware corporation

                        By:  Mark H. Morelli
      ___________________________________
                             Mark H. Morelli
                             Vice President


                        BUYER:

                             PENN OCTANE CORPORATION
                             a Delaware corporation

                        By:  Mark D. Casaday
         ___________________________________
                             Mark D. Casaday
                             President

BILL OF SALE


KNOW ALL MEN BY THESE PRESENTS, THAT:

    THIS BILL OF SALE is executed this 22nd day of February, 1996, by and between MAPCO Natural Gas Liquids Inc., a Delaware corporation (hereinafter referred to as "Seller"), and PENN OCTANE CORPORATION, a Delaware corporation (hereinafter referred to as "Buyer"), with respect to the following asset(s):

Trailers:

   Unit No.                    Model        Serial No.

1.  00031               1967 Lubbock          56692
2.  00033               1967 Lubbock          56709
3.  00034               1972 Lubbock          58050
4.  00035               1981 Evans              60900
5.  00036               1982 Evans              61060
6.  00037               1982 Evans              61064
7.  00038               1974 Lubbock          58592
8.  00039               1974 Lubbock          58637
9.  00040               1974 Lubbock          58636
10  00041               1972 Trinity          382716
11. 00042               1985 Enderby          445063
12. 00044               1969 Miss           67568
13. 00045               1972 Lubbock          58056
14. 00046               1972 Lubbock          58055

Seller desires to sell, assign, transfer, and convey to Buyer all the respective rights and benefits of Seller in and to the above described asset(s).

W I T N E S S E T H:

NOW THEREFORE, Seller, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, does hereby grant, bargain, sell, convey, set over, assign and transfer unto Buyer all of Seller's rights, titles, interests, equities and estates in, to and under the above described asset(s).

    THE ASSET(S) BEING TRANSFERRED HEREUNDER IS/ARE BEING TRANSFERRED IN ITS/THEIR PRESENT CONDITION AND LOCATION,
 AS IS, WHERE IS, WITH ALL FAULTS, AND SELLER EXPRESSLY DISCLAIMS AND NEGATES (I) ANY IMPLIED OR EXPRESS WARRANTY
 OF MERCHANTABILITY, AND (II) ANY IMPLIED OR EXPRESS WARRANTY OF FITNESS FOR PARTICIPATION PURPOSE. BUYER SHALL NOT BE ENTITLED TO RECOVER FROM THE SELLER ANY CONSEQUENTIAL DAMAGES,

 DAMAGES TO PROPERTY, DAMAGES FOR LOSS OF USE, LOSS OF TIME, LOSS OF PROFITS, OR INCOME, OR ANY OTHER INCIDENTAL DAMAGES. By acceptance hereof, Buyer agrees that to the extent required to be operative, the disclaimers of warranties contained herein are "conspicuous" disclaimers for purposes of any applicable law, rule or order.

    All of the covenants, terms and conditions set forth herein shall be binding upon and shall inure to the benefit of the Buyer and Seller and their respective successors, personal representatives and assigns.

    IT WITNESS WHEREOF, Seller has executed and delivered this Bill of Sale as of the day and year first above written.

                   ASSIGNOR:

                   MAPCO NATURAL GAS LIQUIDS INC.,
                   a Delaware corporation


              By:  _____________________________________

              ITS: _____________________________________


              ASSIGNEE:

                   PENN OCTANE CORPORATION
                   a Delaware corporation


              By:  Mark D. Casaday
        Mark D. Casaday
         _____________________________________

              ITS: President
       _____________________________________